DERIVATIVE INSTRUMENTS	9 Months Ended
Sep. 30, 2015
DERIVATIVE INSTRUMENTS [Abstract]
DERIVATIVE INSTRUMENTS
NOTE 7:	DERIVATIVE INSTRUMENTS

To protect against changes in value of forecasted foreign currency cash flows resulting from salaries and related payments that are denominated in NIS, the Company has entered into foreign currency forward contracts. These contracts are designated as cash flows hedges, as defined by ASC 815, as amended, and are considered highly effective as hedges of these expenses. The forward contracts are expected to occur at various dates within the following 12 months.

During the nine months ended September 30, 2015 and 2014, the Company recognized a net loss related to the effective portion of the hedging instruments. The effective portion of the hedged instruments has been included as an offset (addition) of payroll expenses and other operating expenses in the statement of operations in the following line items:

	Nine months ended September 30,
	2015	2014

	Unaudited
Cost of revenues of products	$(97)	$(15)
Cost of revenues of services	(54)	(10)
Research and development, net	(282)	(46)
Selling and marketing	(175)	(23)
General and administrative	(182)	(28)

	$(788)	$(123)

The ineffective portion of the hedged instruments which was recorded during the nine months ended September 30, 2015 and 2014, was immaterial and has been recorded as financial income (loss).

One of the Group's subsidiaries entered into forward contracts in order to hedge the exposure to variability in expected future cash flows resulting from changes in related foreign currency exchange rates. These contracts did not meet the requirement for hedge accounting. The amount recorded as financial income related to these contracts in the period of nine months ended in September 30, 2015 and 2014 was $1,133 and $302, respectively.